GREENWICH STREET SERIES FUND (the “Trust”)

on behalf of

Intermediate High Grade Portfolio (the “Fund”)

SUPPLEMENT DATED JULY 21, 2005

TO PROSPECTUS DATED APRIL 30, 2005

On April 15, 2005 and July 12, 2005, the Board of Trustees of the Trust, on behalf of the Fund, approved a proposal to liquidate the Fund.

On or about August 5, 2005, shareholders of record on July 12, 2005 will be mailed a proxy statement describing the proposed liquidation in anticipation of a meeting of the shareholders expected to be held on September 9, 2005.

Shareholders will be able to exchange shares of the Fund for shares of other funds offered under the Insurance Contracts. If no exchange is requested by September 16, 2005, proceeds will be redeemed and invested in Travelers Series Fund Inc. — Smith Barney Money Market Portfolio on September 16, 2005, or as soon as practicable thereafter, as of the price computed on that date.

For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Fund’s liquidation date.

If the proposed liquidation is approved by Fund shareholders on September 9, 2005, the liquidation will occur as soon after the shareholder meeting as practicable.

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